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                                                                      EXHIBIT 23





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS










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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-10148, No. 33-24117, No. 33-47239, No. 33-75868 and No. 333-2253) and the Registration
Statements on Form S-8 (No. 33-42223, No. 33-42224, No. 33-05219, No. 33-60795
and No. 33-65069) of NABI and its subsidiaries of our report dated February 28, 1997, appearing in this Form 10-K.





/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP
Miami, Florida
March 25, 1997










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